Exhibit 99.3

Nokia Nokia to acquire NAVTEQ Creating a world leader in location based services market October 1st, 2007

Forward looking statement and Safe harbor statement Important Additional Information Regarding the Merger will be filed with the SEC In connection with the solicitation of proxies by NAVTEQ with respect to the meeting of its stockholders to be called with respect to the proposed merger, NAVTEQ will file a proxy statement with the Securities and Exchange Commission (the “SEC”). NAVTEQ STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THE STOCKHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to NAVTEQ Corporation, Investor Relations, 425 West Randolph Street, Chicago, IL 60606, telephone (312) 894 7500, or from NAVTEQ’s website at www.NAVTEQ.com. NAVTEQ and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be “participants” in the solicitation is set forth in NAVTEQ’s proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and in the proxy statement relating to the merger and other relevant materials to be filed with the SEC when they become available. Nokia Forward-Looking Statements It should be noted that certain statements herein which are not historical facts, including, without limitation, those regarding: A) the timing of product, services and solution deliveries; B) our ability to develop, implement and commercialize new products, services, solutions and technologies; C) expectations regarding market growth, developments and structural changes; D) expectations regarding our mobile device volume growth, market share, prices and margins; E) expectations and targets for our results of operations; F) the outcome of pending and threatened litigation; G) expectations regarding successful completion of contemplated acquisitions on timely basis and our ability to achieve set targets upon the completion of such acquisitions; and H) statements preceded by "believe," "expect," "anticipate," "foresee," "target," "estimate," "designed," "plans," "will" or similar expressions are forward-looking statements. These statements are based on management's best assumptions and beliefs in light of the information currently available to it. Because they involve risks and uncertainties, actual results may differ materially from the results that we currently expect. Factors that could cause these differences include, but are not limited to: 1) competitiveness of our product portfolio; 2) our ability to identify key market trends and to respond timely and successfully to the needs of our customers; 3) the extent of the growth of the mobile communications industry, as well as the growth and profitability of the new market segments within that industry which we target; 4) the availability of new products and services by network operators and other market participants; 5) our ability to successfully manage costs; 6) the intensity of competition in the mobile communications industry and our ability to maintain or improve our market position and respond successfully to changes in the competitive landscape; 7) the impact of changes in technology and our ability to develop or otherwise acquire complex technologies as required by the market, with full rights needed to use; 8) timely and successful commercialization of complex technologies as new advanced products, services and solutions; 9) our ability to protect the complex technologies, which we or others develop or that we license, from claims that we have infringed third parties' intellectual property rights, as well as our unrestricted use on commercially acceptable terms of certain technologies in our products and solution offerings; 10) our ability to protect numerous Nokia patented, standardized, or proprietary technologies from third party infringement or actions to invalidate the intellectual property rights of these technologies; 11) our ability to manage efficiently our manufacturing and logistics, as well as to ensure the quality, safety, security and timely delivery of our products and solutions; 12) inventory management risks resulting from shifts in market demand; 13) our ability to source quality components and sub-assemblies without interruption and at acceptable prices; 14) Nokia's and Siemens' ability to successfully integrate the operations, personnel and supporting activities of their respective businesses as a result of the merger of Nokia's networks business and Siemens' carrier-related operations for fixed and mobile networks forming Nokia Siemens Networks; 15) whether, as a result of investigations into alleged violations of law by some current or former employees of Siemens, government authorities or others take actions against Siemens and/or its employees that may involve and affect the carrier-related assets and employees transferred by Siemens to Nokia Siemens Networks, or there may be undetected additional violations that may have occurred prior to the transfer, or ongoing violations that may occur after the transfer, of such assets and employees that could result in additional actions by government authorities; 16) the expense, time, attention and resources of Nokia Siemens Networks and our management to detect, investigate and resolve any situations related to alleged violations of law involving the assets and employees of Siemens carrier-related operations transferred to Nokia Siemens Networks; 17) any impairment of Nokia Siemens Networks customer relationships resulting from the ongoing government investigations involving the Siemens carrier-related operations transferred to Nokia Siemens Networks; 18) developments under large, multi-year contracts or in relation to major customers; 19) general economic conditions globally and, in particular, economic or political turmoil in emerging market countries where we do business; 20) our success in collaboration arrangements relating to development of technologies or new products and solutions; 21) the success, financial condition and performance of our collaboration partners, suppliers and customers; 22) any disruption to information technology systems and networks that our operations rely on; 23) exchange rate fluctuations, including, in particular, fluctuations between the euro, which is our reporting currency, and the US dollar, the Chinese yuan, the UK pound sterling and the Japanese yen, as well as certain other currencies; 24) the management of our customer financing exposure; 25) allegations of possible health risks from electromagnetic fields generated by base stations and mobile devices and lawsuits related to them, regardless of merit; 26) unfavorable outcome of litigations; 27) our ability to recruit, retain and develop appropriately skilled employees; and 28) the impact of changes in government policies, laws or regulations; as well as the risk factors specified on pages 12-24 of Nokia's annual report on Form 20-F for the year ended December 31, 2006 under "Item 3.D Risk Factors." Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Nokia does not undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

Agenda Opening Kari Tuutti Communications, Nokia Key highlights Olli-Pekka Kallasvuo President and CEO, Nokia NAVTEQ Judson Green President and CEO, NAVTEQ Nokia and NAVTEQ: Anssi Vanjoki Executive Vice President, A compelling combination Multimedia, Nokia Financials and next steps Rick Simonson CFO, Nokia Q&A

Key highlights Olli-Pekka Kallasvuo President & CEO Nokia

Key highlights of today’s announcement Nokia to acquire NAVTEQ NAVTEQ shareholders will receive $78 per share in cash The acquisition has been approved by the board of directors of each company Expected close during 1st quarter of 2008 subject to customary closing conditions including regulatory approvals and NAVTEQ shareholders’ approval NAVTEQ to support existing customers as before

Nokia and NAVTEQ: A great combination Nokia and NAVTEQ will create a strong global leader in the fast growing navigation and location based services market NAVTEQ is a great standalone company Context and location based services is at the heart of Nokia’s Internet services strategy All Nokia & NAVTEQ customers will benefit as the transaction enables NAVTEQ to accelerate the introduction of innovative new content and services Acquisition will result in two separate businesses: Nokia’s connected location based devices and context aware Internet services NAVTEQ’s maps data platform business to 3rd parties

NAVTEQ Judson Green President & CEO NAVTEQ

NAVTEQ overview Leading global supplier of digital maps and other location content for vehicle navigation, portable navigation, Internet mapping, enterprise systems, and wireless location-based services applications Offers navigable digital maps in 69 countries and territories Founded in 1985 and publicly traded since 2004 (NYSE: NVT) Based in Chicago, Illinois with approximately 3,000 employees worldwide H1 2007 revenues of $362 million (up 40% vs. H1 2006), with operating margin of 25% and net income of $71 million

NAVTEQ maps are everywhere Trip Planning Mobile Phones Portable Navigation Fleet Enterprise Government In-Dash Telematics Internet

Field driven map data capture & verification More than 700 geographic analysts in 168 offices around the world Drive million of miles annually Collect more than 200 attributes per road segment Use patented tools, technology and proprietary processes, as well as multi-view camera systems Capture and verify road network and location-based content exactly as a driver or consumer would experience it

Global market leadership In-Dash Vehicle Internet & Wireless Portable Devices Enterprise Leading parcel and overnight delivery companies Governmental agencies, including GIA and FEMA Enterprise software solutions using geospatial data, including Oracle and ESRI NAVTEQ maps used by many of the world’s leading manufacturers of portable navigation devices and mobile phones Growing share of European portable navigation business and leading share in North America Selected by Nokia for the 6110 smartphone and the N95 multimedia phone NAVTEQ Maps enable the world’s leading Internet mapping portals 30 billion map & route planning transactions using NAVTEQ Maps in 2006 Chosen by Verizon Wireless to enable its U.S. LBS applications Virtually every major car manufacturer and system vendor in Europe and North America uses NAVTEQ in one or more of its products More than 13 million OEM in-dash systems in EU and NA have been enabled with NAVTEQ maps since 1999 First automobiles to offer advanced driver assistance systems use NAVTEQ maps

Strong customer relationships Automotive Manufacturers System Vendors Telematics Internet & Wireless Portable Devices Enterprise

Nokia and NAVTEQ: A compelling combination Anssi Vanjoki Executive Vice President Multimedia, Nokia

Games Photos Music Internet Video & TV Contacts Maps Search Nokia Internet services

Nokia Maps already a top application on Nokia N95 Source: Nokia N95 consumer study 2007 Top five applications Messaging Camera Web browsing Nokia Maps Music player 100% of Nokia N95 users have used the Maps application at least once Average usage: three times per week

Why acquire vs. partner? With NAVTEQ, Nokia is well positioned to innovate and bring context aware Internet services to mobile devices Pedestrian guidance and other traffic services Friend finder and geo-tagged social media communities NAVTEQ is well positioned to build a leading open map data platform for navigation industry customers New features, improved data quality and expanded geographies Open APIs enable 3rd parties to innovate on top of the enhanced NAVTEQ map platform New services and business model evolution are key drivers for the acquisition

New growth opportunities NAVTEQ’s existing customer base offers exposure to new growth markets Automotive navigation systems Portable Personal Navigation Device market Internet-based mapping applications Government and business solutions Nokia offers NAVTEQ opportunities to enrich service offering to existing customer base

Financials and next steps Rick Simonson CFO Nokia

Terms of the merger & financial implications $78 per share in cash for 100% of all outstanding ordinary shares of NAVTEQ Corp The total purchase price is approximately 5.7 billion Euros, or approximately 5.4 billion Euros net of NAVTEQ’s existing cash balance The acquisition has been approved by the board of directors of NAVTEQ and Nokia Expected close during 1st quarter of 2008 subject to customary closing conditions including regulatory approvals and NAVTEQ shareholders’ approval Nokia plans to finance the acquisition with a combination of cash and debt (Nokia has secured a commitment on the debt) NAVTEQ’s current map data business will become wholly owned subsidiary of Nokia, and Judson Green will report directly to Olli-Pekka Kallasvuo Acquisition expected to be dilutive to Nokia earnings in 2008 and 2009 on a reported basis. On a cash basis expected to be only slightly dilutive in 2008 and slightly accretive in 2009 Nokia anticipates that the acquisition would not impact its share buy-backs under the current mandate, nor its future cash distribution strategy in terms of dividends and share buybacks (subject to shareholder approval)

Strong historical revenue and EBIT growth Source: Company reports. NAVTEQ has consistently shown double digit revenue and EBIT growth year over year. 2002 – 2006 Revenue 2002 – 2006 EBIT 165.8 272.6 392.9 496.5 581.6 $0m $100m $200m $300m $400m $500m $600m $700m 2002 2003 2004 2005 2006 5-year CAGR: 37% 9.9 63.8 94.6 134.3 153.7 $0m $30m $60m $90m $120m $150m $180m 2002 2003 2004 2005 2006 5-year CAGR: 98%

Nokia and NAVTEQ – a great strategic fit! + Nokia and NAVTEQ will create a strong global leader in the fast growing navigation and location based services market NAVTEQ is a great standalone company Context and location based services is at the heart of Nokia’s Internet services strategy All Nokia & NAVTEQ customers will benefit as the transaction is expected to enable NAVTEQ to accelerate the introduction of innovative new content

Q & A

Appendix

Key facts about the companies Source: Company reports Note: Exchange rate of EUR / USD = 0.797 (Average of CY 2006). Nokia FY 2006A Revenues by Category Total: $51.6bn Headquartered in Espoo, Finland c. 110,000 employees Sales in more than 150 countries The world’s largest manufacturer of mobile devices and a leader in mobile networks Asia Pacific and EMEA were the two largest sources of sales in FY 2006 NAVTEQ FY 2006A Revenues by Category Total: $582mn Headquartered in Chicago, USA c. 3,000 employees Offices in 30 countries worldwide Leading provider of digital map data and other location-based content EMEA and Americas were the two largest sources of sales in FY 2006 Mobile Phones 61% Multimedia 19% Enterprise Solutions 2% Networks 18% In-Dash 62% Portable Device 25% Internet & Wireless 5% Enterprise 4% Services & Other 4%

Key financial items Source: Company reports. Note: Exchange rate of EUR / USD = 0.797 (Average of CY 2006). ($ in millions) Nokia 2006A NAVTEQ 2006A Revenue 51,593 582 EBITDA 7,779 183 % of Revenue 15.1% 31.5% Operating profit 6,886 154 % of Revenue 13.3% 26.4% Net Income 5,403 110 % of Revenue 10.5% 18.9%